UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 28, 2007

eTelecare Global Solutions, Inc.
(Exact name of registrant as specified in charter)

Philippines	001-33362	98-0467478

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
31st Floor CyberOne Building, Eastwood City, Cyberpark
Libis, Quezon City 1110
Philippines

(Address of principal executive offices)
63 (2) 916 5670

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.
On September 28, 2007, eTelecare Global Solutions, Inc. (“eTelecare”) completed its acquisition of AOL Member Services-Philippines, Inc. The acquisition was previously reported in eTelecare’s Current Report on Form 8-K filed on September 24, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 5, 2007

eTELECARE GLOBAL SOLUTIONS, INC.
By:	/s/ J. Michael Dodson
J. Michael Dodson
Chief Financial Officer